Newtek Business Services, Inc.
NASDAQ: NEWT
FY 2008
Financial Results Conference Call
March 18, 2009, 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Seth A. Cohen, CFO
Investor Relations Contact:
Barry Sloane
212-356-9500
Exhibit 99.2
bsloane@newtekbusinessservices.com

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

FY 2008 Conference Call Agenda
Primary Corporate Initiatives and Strategy
Financial Results Snapshot
Momentum Continues in EPP & Web Hosting
Segments
Web Hosting, EPP & eCommerce Initiatives
Small Business Finance Initiatives
Cost Reduction Measures
FY 2008 corporate expenses reduced $1,512,000 vs. FY
2007
Marketing Focus
Financial Review
2009 Outlook

Strategic Plan, Mission, & Execution Strategies
Continue strategy and mission statement as outlined
in our 10K
Expense Reduction
Marketing Focus
Brownsville growth as an efficient provider
Trends in business

Continuance of our Strategy & Mission
1. We are outperforming others in the industry due to
the business model
2. We have strategically avoided pitfalls of the other
companies
•
Buying or acquiring merchant portfolios with debt
•
Buying and acquiring Web Hosts with debt
3. We have improved our cash flow with expense
reductions and growth in business
4. Reposition the SBA Lender’s financing (permanent
financing for SBA)
5. Sign up new channel partners like Microsoft
6.
Further develop out bound outreach vs. in bound
marketing goals

FY 2008 Financial Results
2008 vs. 2007 core operating segment revenue:
Electronic Payment Processing: $63.4 million - up 15% over
2007
Web Hosting: $18.1 million - up 11% over 2007
Small Business Finance: $7.4 million - down (38)% over
2007
2008 pre-tax loss of ($12.5) million
Missed previously stated full year pre-tax loss guidance of
($12.1) million to ($11.3) million
Depreciation and amortization non-cash expense of $7.6
million in 2008; Goodwill impairment $1.0 million.
Lending segment adversely affected 2008 earnings
•
2008 pre-tax loss of $6.1 million

Cash Position
$25.2 million in cash and cash equivalents and
restricted cash at December 31, 2008, down from
$38.3 million at December 31, 2007.
Equates to $0.71 cash per share.
Invested approximately $10.7 million into SBA 7(a) loans,
factored receivables, capco investments and web hosting
equipment in excess of returns of principal and investment
and borrowing from credit lines
Remaining cash use of approximately $2.4 million equates to
operational “cash burn” for year

Momentum Continues in EPP
2008 EPP revenue up 15.3% over 2007
EBITDA margin 11.2% for 2008 compared to 8.4%
for 2007
Merchant attrition
Cash flow positive business
Significant operating leverage
Potential to increase market share
2009 EPP segment EBITDA forecast:
$5.5 to $6.1 million
EPP segment does not have any debt
eCommerce

Web Hosting Initiatives
2008 Web Hosting revenue up 11.4% over 2007
Continued growth despite challenging market
Continue to invest in Web Hosting segment to support future
growth
Continue to evaluate expenditures versus productivity,
particularly in marketing, in the Web Hosting segment seeking additional cost savings where applicable
Currently above 60% real estate capacity in our data center
Began launch of wholesale outreach in Q3 2008
2009 Web Hosting segment EBITDA forecast:
$6.9 to $7.7 million
Microsoft Initiative
Great marketing channel to target IT partners and web
developers – TechExec

Small Business Finance
2008 revenue decreased by 38.0% to $7.4 million
over 2007 primarily as a result of:
A reduction in loan originations during 2008 directly
attributable to the adverse conditions in the current credit environment as well as price deterioration in the SBA
secondary market.
Management’s decision to curtail the sale of the guaranteed
portions of loans until credit markets stabilize and pricing returns to more favorable terms.
Some guaranteed portions of loans were sold in Q4 2008
and Q1 2009.  Pricing has lifted.

Small Business Finance
Government guaranteed Loan participation market
was “frozen” in the second half of 2008.  It is now
“thawing”.
Prime rate - LIBOR spread caused problems
SBA 7A Loan Program is “rate-capped”
Blimpies vs. GE analogy
SBA Loan volumes
Washington based solutions
LIBOR Loan
GE Line of Credit

Positive Trends for SBA Lending
90% Government guaranty up from 75% for 2009
Significantly reduced government guaranteed lender
competition
Conventional loan market not very competitive
Better quality loans at better prices

Small Business Finance
Buying sub & non-performing portfolios
Bidding on SBA servicing and sub-servicing contracts
We have very good lending infrastructure
This infrastructure is valuable more so today
Are we, or will we be, the last “man” standing?
The most decimated sector may offer the best
opportunity

Negative Consequences for SBA Market
Difficult but not impossible financing options with
choice
Existing portfolio with appropriate reserves but what
does the economy have in store for our portfolio
Collateral value under pressure and small businesses
under pressure
Significant net worth on our lending operation (we are
not highly levered)

Cost Reduction Measures
Significantly reduced expenses in Corporate
Segment; efforts to reduce or hold expenses in
other segments
Discontinued three service lines and associated
headcount
Cost reductions are expected to equate to a
minimum $4.0 million of cash savings in 2009
Plan to continue to review all segments to
recognize additional cost reductions into 2009

2/15/ 08 Headcount	2/15/08 Payroll	2/15/09 Headcount	2/15/09 Payroll	Headcount Reduction	Payroll Reduction	Headcount % Reduced	Payroll % Reduced
EPP segment	79	$119,059	66	$112,142	13	$6,917	16.5%	5.8%
Web hosting segment	88	149,435	86	156,644	2	(7,209)	2.3%	-4.8%
Small business finance	50	167,503	31	97,969	19	69,534	38.0%	41.5%
All other segment	88	145,872	55	76,371	33	69,501	37.5%	47.6%
Corporate segment	59	258,577	36	158,689	23	99,888	39.0%	38.6%
Total	364	840,446	274	601,814	90	238,632	24.7%	28.4%
Annualized Payroll		$20,170,704		$14,443,547		$5,727,157		28.4%

WE DO IT BETTER

Newtek™

Payroll Reductions 16 “Run rate” analysis based on semi-monthly pay snapshot

17 Expense Reduction Payroll Headcount Consolidated 0 100 200 300 400 2/15/08 Payroll 2/15/09 payroll 2/15/08 Payroll 2/15/09 payroll 364 274 90 reduction or 24.7%

18 Payroll February 15, 2008 – Payroll register Headcount 364 February 15, 2009 – Payroll register Headcount 274 90 reduction or 24.7%

19 Payroll Annualized Run-rate February 15, 2008 $20.170 million February 15, 2009 $14.443 million 28.4% Dollar Reduction

20 Expense Reduction Annualized Consolidated Payroll 0 5 10 15 20 25 2/15/08 run rate 2/16/09 run rate 2/15/08 run rate 2/16/09 run rate 28.4% decline 20.1 14.43

Corporate Segment Expense Reductions
$3 million in payroll
Merged IT Dept into Web Hosting Division
Shifted marketing expenses to cross selling and database
mining out of Brownsville and reduced significant expense as new initiative is more cost effective
Reduced real estate exposure
Reduced expenses
Facilities
Utilities
Coffee & Soda
Cutting expenses without cutting process or production
Did a good job in the core areas
Shrunk presence in poorer performing markets until we can
find the right formula (insurance and SBA Lending)

Brownsville Growth as an Efficient provider
Build out finished (1.25mm Federal Grant) 15K
square ft facility at $3.0 per square ft.
Brian Flax (Senior VP of  Operations) moves to
Brownsville April 1
CDIA functional as of December 2008
Outbound calling personnel launched on virgin
initiative December 2008
Early results are attractive
Early results show work and model needs shaping

23 Brownsville Growth as an Efficient provider Early results show clients like the initiative Cost effective, efficient processing, great customer service and marketing center

What is our Growth Strategy Going Forward?
Acquisitions within our footprint
Utilize balance sheet and strategic partner financings
Emphasize cross-selling and cross-marketing into the
customer base which we are now doing
Continue to grow alliance channels as outsourcing of
our services is attractive to banks, credit unions, and
other
Improve our cash flow

Marketing Focus

Marketing Adjustments
Focus since inception has been on inbound
opportunity from contracted base of alliance partners.
October 2008 to current:
Degradation in flow from traditional “Fortune 100”
sources:
•
AIG
•
Merrill Lynch
•
Morgan Stanley
Increase in flow from “non-Fortune 100” traditional
sources:
•
Credit union market
•
Regional and community banks

27 Marketing Adjustments Marketing Adjustments Required Client Acquisition Messaging Product Mix Channel Marketing/Advertising Staffing

Marketing Adjustments
Client Acquisition (leverage CDIA)
Employees, all divisions, submitting referrals from inbound
customer sales and service calls (implemented January 2009)
Newtek Processing Center (NPC) beginning outbound initiatives to existing Newtek client base (implemented January 2009)
Newtek Processing Center (NPC) beginning outbound calling
initiatives to business clients/members on behalf of Alliance
Partners (implemented February 2009)
Developing new alliances with initial “contracted obligation to provide their member and/or client list for direct contact by NPC for explicit purpose of marketing the contracted Newtek services
(Latino Coalition and UBB as examples)
Driving deeper into existing “producing” alliances to increase existing flow

Marketing Adjustments
Messaging
Focus on “reducing costs and operational expenses”
Business Owners Policy
Payroll
Worker Compensation (Pay As You Go)
EPP Processing Costs and Processing Methodology
eComm/hosting/gateway/shopping carts – “one stop
branded shop”
Focus on “net new incremental revenue”
TechExec
(EPP residual, etc.) www.newtektechexec.com
BizExec restart/refocus
•
Talent pool (aggressive, experienced)

Marketing Adjustments
Product Mix
Shift in “lending” from SBA/LOC/BCC to Receivable
Financing and Cash Advance
Focus on complimentary multiple sales to one client
EPP and Cash Advance
Payroll and Worker Comp/Health and Benefits
Hosting and EPP
•
eComm Hosting (April 6
th
target – MS/TechExec)

Marketing Adjustments
Advertising
Branding and messaging on every phone call, e-mail,
correspondence, packaging and inbound voice
messaging
Promotion of brand and select service offerings
through CATV advertising leveraging existing ads
(trial program – 90 days)
Leverage assets of alliances for promotions (Microsoft -
http://www.microsoft.com/web/JumpStart/freehosting.aspx)

Trends In Business
1. Macro
a.
Dow Jones drops below 7000 - Down 12% in February
b.
Warren Buffet states “The economy will be in shambles throughout
2009”.
c.
AIG requires another 30 Billion on top of  150 Billion
d.
GE cuts dividend, stock down 40% from the start of this year
e.
Dell trades at cash plus 2 times earnings - Barrons March 1, 2009
f.
According to Fitch, “Late payments on credit cards hit a record high”
g.
Spending on Amex cards tumbled by 10% in Q4 2008
h.
KKR devalues FDC by 40% in last quarter

Trends In Business
2. Negative Micro
a.
Competitive pricing and repricing pressures margin
b.
Marginal clients are failing and going out of business and
increasing attrition
c.
Health care costs are increasing
d.
Energy costs are increasing
e.
Employees personal and financial stresses are affecting
business
f.
New business formation of SMB’s are low
g.
Our strategic alliance partnerships in the financial sector
have been weakened
h.
AIG credit concerns
i.
Rollover of GE Line is due
j.
Tremendous regulatory compliance distraction
k.
Delisting becomes a factor Sept 2009

Trends In Business
3. Positive Micro Trends
a.
Repricing can lead to new opportunity and gain in  market
share
b.
Newtek morale is very high
c.
Brownsville and cross selling is beginning to demonstrate
processing efficiencies
d.
Brownsville and cross selling is developing marketing
opportunities
e.
Microsoft recognition
f.
Further developing technology based reseller channels is
a tremendous conduit to new opportunities (E-Commerce)
g.
Alliance channels represent the best quality part of the
client portfolio

2009 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2009 Full Year
Revenue 63.5 67.5 18.6 19.6 6.3 6.8 1.0 1.4 2.6 2.6
Pretax Net Income 3.7 4.4 4.0 4.8 (3.1) (2.7) (0.9) (0.6) (7.4) (7.4)
Interest Expense - - 0.1 0.1 1.4 1.4 - - - -
Depreciation and Amortization 1.8 1.8 2.7 2.7 1.3 1.3 0.2 0.2 0.3 0.3
EBITDA 5.5 6.1 6.9 7.7 (0.4) - (0.7) (0.4) (7.1) (7.4)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2009 Full Year
Revenue 92.0 97.9 6.5 6.5 (3.2) 95.3 101.2
Pretax Net Income (3.7) (1.5) (3.7) (3.7) - (7.4) (5.2)

36 Pretax Earnings Trend 0 6 12 18 2007 Actual 2008 Actual 2009 Forecast 2007 Actual 2008 Actual 2009 Forecast Pretax Net Loss 17.1mm 12.5mm 6.3mm

37 Consolidated Pretax Loss Year Amount (in millions) 2007 17.1 2008 12.5 2009 (Forecast range midpoint) 6.3

Financial Review Seth A. Cohen - CFO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization.  Newtek uses EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents
EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S. generally accepted accounting principles, or
U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider
EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using
EBITDA only supplementally.

FY 2008 Actual vs. FY 2007 Actual
Revenue For
The Year Ended
December 31,
2008 Actual
Revenue For The
Year Ended
December 31,
2007 Actual
Pretax Net Income
(Loss) For The
Year Ended
December 31,
2008 Actual
Pretax Net Income
(Loss) For The Year
Ended December 31,
2007 Actual
EBITDA For The
Year Ended
December 31,
2008 Actual
EBITDA For
The Year Ended
December 31,
2007 Actual
Electronic
Payment
Processing
63.356 54.969 4.338 2.632 7.068 4.594
Web Hosting 18.088 16.237 3.335 2.760 6.648 6.129
Small Business
Finance
7.353 11.857 (6.148) (0.476) (2.918) 3.164
All Other 2.075 3.763 (1.994) (0.281) (1.899) (0.101)
Corporate
Activities
5.831 4.052 (5.318) (8.609) (4.898) (8.233)
CAPCO 8.543 6.477 (6.726) (13.130)
Interco
Eliminations
(6.361) (4.520)
Total 98.885 92.835 (12.513) (17.104)
In millions of dollars

FY 2008 Guidance vs. FY 2008 Actual
In millions of dollars
Revenue
Guidance
Revenue Actual Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic
Payment
Processing
63.6 – 63.9 63.356 4.6 – 4.8 4.338 6.9 – 7.1 7.068
Web Hosting 18.0 – 18.1 18.088 3.0 – 3.1 3.335 6.2 – 6.4 6.648
Small Business
Finance
7.2 – 7.1 7.353 (5.3) – (5.1) (6.148) (2.2) – (2.0) (2.918)
All Other 2.2 – 2.3 2.075 (2.2) – (2.1) (1.994) (2.1) – (2.0) (1.899)
Corporate
Activities
5.6 – 5.7 5.831 (5.4) – (5.3) (5.318) (5.1) – (5.0) (4.898)
CAPCO 8.3 – 8.3 8.543 (6.9) – (6.9) (6.726)
Interco
Eliminations
(5.6)– (5.6) (6.361)
Total 99.3 – 100.1 98.885 (12.1) – (11.3) (12.513)
* based on revised guidance at Q3 2008

Q4 2008 Actual vs. Q4 2007 Actual
Revenue
Q4 2008
Actual
Revenue
Q4 2007
Actual
Pretax Net
Income (Loss)
Q4 2008
Actual
Pretax Net
Income (Loss)
Q4 2007
Actual
EBITDA
Q4 2008
Actual
EBITDA
Q4 2007
Actual
Electronic Payment
Processing
16.222 15.331 0.977 (0.155) 2.028 0.398
Web Hosting 4.715 4.226 1.086 0.610 1.913 1.439
Small Business
Finance
1.761 2.890 (2.361) (0.212) (1.433) 0.680
All Other 0.367 0.669 (0.468) (0.472) (0.444) (0.453)
Corporate Activities 1.102 1.060 (1.422) (2.014) (1.306) (1.918)
CAPCO 3.550 1.551 (1.196) (3.345)
Intercompany
Eliminations
(1.225) (1.179)
Total 26.492 24.548 (3.384) (5.588)
In millions of dollars

Q4 2008 Guidance vs. Q4 2008 Actual
Revenue
Guidance
Revenue
Actual
Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic Payment
Processing
16.5 – 16.8 16.222 1.3 – 1.5 0.977 1.9 – 2.1 2.028
Web Hosting 4.6 – 4.7 4.715 0.8 – 0.9 1.086 1.6 – 1.7 1.913
Small Business
Finance
1.5 – 1.7 1.761 (1.5) – (1.3) (2.361) (0.7) – (0.5) (1.433)
All Other 0.5 – 0.6 0.367 (0.6) – (0.5) (0.468) (0.6) – (0.5) (0.444)
Corporate Activities 0.8 – 0.9 1.102 (1.6) – (1.5) (1.422) (1.5) – (1.4) (1.306)
CAPCO 3.3 – 3.3 3.550 (1.3) – (1.3) (1.196)
Intercompany
Eliminations
(0.9) – (0.9) (1.225)
Total 26.3 – 27.2 26.492 (2.9) – (2.1) (3.384)
In millions of dollars
* based on revised guidance at Q3 2008

2009 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2009 Full Year
Revenue 63.5 67.5 18.6 19.6 6.3 6.8 1.0 1.4 2.6 2.6
Pretax Net Income 3.7 4.4 4.0 4.8 (3.1) (2.7) (0.9) (0.6) (7.4) (7.4)
Interest Expense - - 0.1 0.1 1.4 1.4 - - - -
Depreciation and Amortization 1.8 1.8 2.7 2.7 1.3 1.3 0.2 0.2 0.3 0.3
EBITDA 5.5 6.1 6.9 7.7 (0.4) - (0.7) (0.4) (7.1) (7.4)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2009 Full Year
Revenue 92.0 97.9 6.5 6.5 (3.2) 95.3 101.2
Pretax Net Income (3.7) (1.5) (3.7) (3.7) - (7.4) (5.2)

Going Forward: 2008 Barry Sloane - CEO

Questions & Answers

Addendums

Pretax Income (Loss)
for 2008
Interest Expense
for 2008
Depreciation and amortization
for 2008
2008
EBITDA
Electronic Payment Processing 4.338 0.001 2.729 7.068
Web Hosting 3.335 0.083 3.230 6.648
Small Business Finance (6.148) 2.107 1.123 (2.918)
All Other (1.994) - 0.095 (1.899)
Corporate Activities (5.318) 0.049 0.371 (4.898)
Pretax Income (Loss)
for 2007
Interest Expense
For 2007
Depreciation and amortization
for 2007
2007
EBITDA
Electronic Payment Processing 2.632 0.001 1.961 4.594
Web Hosting 2.760 0.337 3.032 6.129
Small Business Finance (0.476) 2.514 1.126 3.164
All Other (0.281) - 0.180 (0.101)
Corporate Activities (8.609) 0.116 0.260 (8.233)
EBITDA Reconciliation
EBITDA Reconciliation from Net Income (Loss)
For the year ended December 31, 2008
In millions of dollars
EBITDA Reconciliation to Net Income (Loss)
For the year ended December 31, 2007
In millions of dollars

Pretax Income (Loss)
for Q4 2008
Interest Expense
for Q4 2008
Depreciation and amortization
for Q4 2008
Q4 2008
EBITDA
Electronic Payment Processing 0.977 0.001 1.050 2.028
Web Hosting 1.086 0.038 0.789 1.913
Small Business Finance (2.361) 0.668 0.260 (1.433)
All Other (0.468) - 0.024 (0.444)
Corporate Activities (1.422) 0.005 0.111 (1.306)
Pretax Income (Loss)
for Q4 2007
Interest Expense
for Q4 2007
Depreciation and amortization
for Q4 2007
Q4 2007
EBITDA
Electronic Payment Processing (0.155) 0.001 0.552 0.398
Web Hosting 0.610 0.020 0.809 1.439
Small Business Finance (0.212) 0.652 0.240 0.680
All Other (0.472) - 0.019 (0.453)
Corporate Activities (2.014) 0.023 0.073 (1.918)
EBITDA Reconciliation
EBITDA Reconciliation from Net Income (Loss)
For The Three Months Ended December 31, 2008
In millions of dollars
EBITDA Reconciliation to Net Income (Loss)
For The Three Months Ended December 31, 2007
In millions of dollars